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Exhibit 10.44.5

Amendment N°6

to the Airbus A330/A350XWB Purchase Agreement

Dated as of January 31, 2008

Between

AIRBUS S.A.S.

And

HAWAIIAN AIRLINES, INC.

        This Amendment N°6 between Airbus S.A.S. and Hawaiian Airlines, Inc., (hereinafter referred to as the "Amendment") is entered into as of November 14, 2011, by and between Airbus S.A.S., organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and Hawaiian Airlines, Inc. a corporation, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the "Buyer")

WITNESSETH

        WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A350XWB Purchase Agreement dated as January 31, 2008 which agreement, as previously amended by and supplemented with all exhibits, appendices, letter agreements and amendments, including Amendment No. 1 dated as of June 26, 2008, Amendment No. 2 dated as of November 27, 2009, Amendment No. 3 dated as of March 3, 2010, Amendment No. 4 dated as of August 3, 2010 and Amendment No. 5 dated as of November 22, 2010 (collectively, the "Agreement"), relates to the sale by the Seller and the purchase by the Buyer of certain aircraft; and

        WHEREAS, the Buyer and the Seller wish to amend certain provisions of the Agreement as set forth herein.

        NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

        Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

1.
A330-200 ADDITIONAL PURCHASE RIGHT AIRCRAFT

1.1
The Seller will manufacture, sell and deliver, and the Buyer will purchase and take delivery from the Seller of an additional five (5) A330-200 Additional Purchase Right Aircraft, [**], subject to the terms and conditions in the Amendment and the Agreement (the "Five A330-200 Additional Purchase Right Aircraft"). Except as set forth in this Amendment, all terms and conditions in the Agreement that are applicable to A330-200 Additional Purchase Right Aircraft will apply to the Five A330-200 Additional Purchase Right Aircraft.

1.2
[**]

INTENTIONALLY LEFT BLANK

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed seperately with the Securities and Exchange Commission.

2.
DELIVERY

2.1
As a consequence of Paragraph 1 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement with respect to A330-200 Aircraft is hereby deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

QUOTE

Aircraft N°1[**]	[**] 2011
Aircraft N°2	[**] 2011
Aircraft N°3	[**] 2012
Aircraft N°4[**]	[**] 2012
Aircraft N°5	[**] 2012
Aircraft N°6	[**] 2013
Aircraft N°7[**]	[**] 2013
Aircraft N°8	[**] 2013
Aircraft N°9[**]	[**] 2013
Aircraft N°10[**]	[**] 2013
Aircraft N°11	[**] 2014
Aircraft N°12[**]	[**] 2014
Aircraft N°13[**]	[**] 2014
Aircraft N°14[**]	[**] 2014
Aircraft N°15[**]	[**] 2014
Aircraft N°16[**]	[**] 2015
Aircraft N°17[**]	[**] 2015
Aircraft N°18[**]	[**] 2015
  [**]

  UNQUOTE

2.2
Aircraft N°7, Aircraft N°9 and Aircraft N°12 will have Scheduled Delivery Months of [**] 2013, [**] 2013 and [**] 2014, respectively. The Scheduled Delivery Months for Aircraft N°1 through Aircraft N°13 are April 2011, October 2011, [**] 2012, [**] 2012, [**] 2012, [**] 2013, [**] 2013, [**] 2013, [**] 2013, [**] 2013, [**] 2014, [**] 2014 and [**] 2014, respectively.

3.
[**]

3.1
(A) The definition of "A330-200 Additional Purchase Right Aircraft" in the Amended and Restated Letter Agreement No. 3 to Airbus A330/A350XWB Purchase Agreement is hereby deleted and replaced with the following definition between QUOTE and UNQUOTE:

QUOTE

[**]

UNQUOTE

  (B) The definition of "Aircraft" in Clause 0 of the Agreement is hereby deleted and replaced with the following definition between QUOTE and UNQUOTE:

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed seperately with the Securities and Exchange Commission.

  QUOTE

        Aircraft—any or all of the A330-200 Aircraft, A330-300 Aircraft, A350XWB-800 Aircraft or the A350XWB-900 Aircraft, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, as applicable.

  UNQUOTE

3.2
Paragraph 2.2 (i) of the Amended and Restated Letter Agreement No. 3 to Airbus A330/A350XWB Purchase Agreement is hereby deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

QUOTE

[**]

UNQUOTE

3.3
The second paragraph of Paragraph 3.1 of the Amended and Restated Letter Agreement No. 3 to Airbus A330/A350XWB Purchase Agreement is hereby deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

QUOTE

[**]

UNQUOTE

4.
[**]

4.1
Paragraph 1.2 of Letter Agreement No. 5 to the Agreement is deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

QUOTE

[**]

UNQUOTE

4.2
[**]

5.
[**]

  Clause 5.2.3 of the Agreement, as set forth in Letter Agreement No. 4, as amended, is hereby deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

  QUOTE

  [**]

  UNQUOTE

6.
[**]

  Paragraph 4.5 of Letter Agreement No. 7 is hereby deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

  QUOTE

  [**]

  UNQUOTE

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed seperately with the Securities and Exchange Commission.

7.
CONDITIONS PRECEDENT

  The effectivity of this Amendment is subject to the Buyer signing this Amendment on or before November 14, 2011, and the Seller receiving payment of all amounts due hereunder on or before November 16, 2011.

8.
EFFECT OF THE AMENDMENT

  The provisions of this Amendment are binding on both parties upon execution hereof. The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

  Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

9.
CONFIDENTIALITY

  This Amendment is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.

10.
COUNTERPARTS

  This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument. If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed seperately with the Securities and Exchange Commission.

        If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.
By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts
Accepted and Agreed
Hawaiian Airlines, Inc.
By:	/s/ Peter Ingram
Its:	Executive Vice President, Chief Commercial Officer
and
By:	/s/ Charles R. Nardello
Its:	Senior Vice President—Operations

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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  Exhibit 10.44.5
Amendment N°6 to the Airbus A330/A350XWB Purchase Agreement Dated as of January 31, 2008 Between AIRBUS S.A.S. And HAWAIIAN AIRLINES, INC.